                                  SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

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                         ENTERTAINMENT PROPERTIES TRUST
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                 (Name of Registrant as Specified in Its Charter)

                                BRT REALTY TRUST
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                               BRT REALTY TRUST
                             60 Cutter Mill Road
                             Great Neck, NY 11021
                          (516) 466-3100 - Telephone
                         (516) 466-3132 - Telecopier

PRESS RELEASE

BRT URGES ELECTION OF FRED GOULD - AN INDEPENDENT TRUSTEE

GREAT NECK, N.Y., April 30, 2001 -- BRT Realty Trust (NYSE:BRT) on Friday sent to the Shareholders of Entertainment Properties Trust (NYSE:EPR) the following letter. A copy of the letter is set forth below:

TO SHAREHOLDERS OF ENTERTAINMENT PROPERTIES TRUST (EPR)

BRT Realty Trust, by far EPR's largest shareholder, has been soliciting proxies in opposition to management's nominee for the Board of Trustees and seeking your vote to elect its designee, Fred Gould, as a Trustee. The meeting will be held on May 9, 2001 and we are asking you to ACT NOW and vote BRT's white proxy card FOR FRED GOULD. Note that if you have previously signed and returned the proxy card to Entertainment Properties Trust you can now change your vote. Only the latest dated proxy card counts.

There are compelling reasons for you to vote for Fred Gould:

o Fred is totally independent of EPR's Management and AMC, its major tenant.

o As the designee of EPR's largest shareholder, Fred's interests are strongly aligned with the public shareholders.

o Fred has more than 40 successful years in the real estate industry and is by far the superior candidate.

If you carefully read our proxy soliciting material and the proxy soliciting material of EPR's Management, you will quickly realize that EPR has failed to adequately respond to our criticisms of the Company and EPR was disingenuous in any responses provided. Further, EPR's few reasons for opposing Fred Gould were transparent and had nothing to do with the corporate governance of EPR.

WHY ARE THEY SO FEARFUL OF HAVING FRED GOULD ELECTED?

All shareholders will benefit from a strong, knowledgeable Trustee who is totally independent of EPR's management and AMC, not just superficially independent as is the case with management's designee.

VOTE FOR FRED GOULD.

Sincerely,

BRT REALTY TRUST


/s/ Fredric H. Gould
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Fredric H. Gould
Chairman of the Board

Contact: Simeon Brinberg, Senior Vice President 516.466.3100